June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026 (April 28, 2026)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8401 McClure Drive Fort Smith, Arkansas (Address of principal executive offices)		72916 (Zip Code)

Registrant’s telephone number, including area code: (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2026, ArcBest® (Nasdaq: ARCB) (the “Company”) issued a press release announcing its unaudited first quarter 2026 results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Additional supplemental information and presentation slides to be used in connection with the scheduled conference call to discuss the first quarter results are furnished as Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures and ratios utilized internally to assess core performance offer analysts, investors, and others insights into performance trends by excluding items from operating results that management believes do not reflect ArcBest’s core operating performance.

The press release in Exhibit 99.1, the supplemental information in Exhibit 99.2, and the presentation slides in Exhibit 99.3 include certain non-GAAP information. Certain information discussed in the scheduled conference call could also be considered non-GAAP measures. Reconciliations of non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included in Exhibit 99.1 herein, including reconciliations of GAAP earnings and earnings per share to non-GAAP financial measures, reconciliations of GAAP to non-GAAP effective tax rates, and calculations of adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). Reconciliations of non-GAAP measures included in the presentation slides to the most directly comparable GAAP financial measures are also included within Exhibit 99.3 herein.

Management believes EBITDA and Adjusted EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure financial performance and ability to service debt obligations. Additionally, Adjusted EBITDA is used for business planning and as a key performance measure, particularly because it excludes certain significant expenses resulting from strategic decisions or other factors rather than core daily operations. ArcBest’s calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies as other companies may calculate EBITDA and Adjusted EBITDA differently. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for or a better measurement than operating income (loss) or net income (loss), as determined under GAAP, which are the most directly comparable GAAP measures for the periods presented.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release of ArcBest dated April 28, 2026
99.2	Supplemental information dated April 28, 2026
99.3	Earnings conference call presentation dated April 28, 2026
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	April 28, 2026	/s/ J. Brent Hagy
J. Brent Hagy
Chief Legal Officer and Corporate Secretary